SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                             EXCHANGE ACT OF 1934

                                 May 18, 1998
                Date of report (Date of Earliest Event Reported)

                            PAGEMART WIRELESS, INC.
            (Exact Name of Registrants as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

          0-28196                                 75-2575229
      (Commission File                           (IRS Employer
          Number)                              Identification No.)

                                333 Lee Parkway
                                   Suite 100
                              Dallas, Texas 75219
                                 (214) 765-4000
              (Registrant's Telephone Number, Including Area Code)



Item 5. Other Events.

               Exhibits are filed herewith in connection with the issuance by PageMart Wireless, Inc. (the "Company") pursuant to the Company's Registration Statement on Form S-4 (File No. 333-48971) of $432,000,000 principal amount of 11.25% Senior Subordinated Discount Exchange Notes due 2008 (the "New Notes") in exchange for any and all outstanding 11.25% Senior Subordinated Discount Notes due 2008 (the "Old Notes"). The Company's exchange offer expired May 18, 1998. On May 19, 1998, the Company exchanged all of its outstanding Old Notes for New Notes.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

      4.2  -- Form of Note.

      25.1 -- Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of The United States Trust Company of New York is bound separately on Form T-1.


                                   SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PAGEMART WIRELESS, INC.



                                          By: /s/ FREDERICK G. ANDERSON
                                              ----------------------------------
                                              Name:  Frederick G. Anderson
                                              Title: Vice President, General
                                                     Counsel and Secretary

Date: May 22, 1998